EXHIBIT 99.1

ME2C Environmental Issues Statement on Patent Litigation Win

Jury Awards ME2C Environmental $57 Million for Patent Infringement

Corsicana, TX, March 4, 2024- Midwest Energy Emissions Corp. (TSXV:MEEC) (OTCQB: MEEC) ("ME2C Environmental " or the "Company"), a leading environmental technologies firm, announced today that a federal jury in the U.S. District Court for the District of Delaware has awarded a $57 million patent infringement verdict in favor of the Company against the remaining group of defendants in the Company’s patent infringement lawsuit which commenced in 2019 with patent attorneys, Caldwell Cassady Curry LLP.

The Company stated that the jury awarded separate amounts totaling $57 million against a group of affiliated defendants that included multiple limited liability companies with refined coal industry operations, including CERT Operations II LLC, CERT Operations IV LLC, CERT Operations V LLC, and CERT Operations RCB LLC. The jury determined that these defendants infringed the Company’s patented technologies for mercury emissions and were liable for willful infringement, along with inducing and contributory infringement.

The Company had previously announced in November 2023 that it had entered into a settlement with two other groups of defendants, Arthur J. Gallagher & Co. and DTE Energy Resources LLC, and various of their respective affiliated entities, leaving the CERT defendants as the remaining parties to the litigation.

“We are thrilled to see the jury recognize the value of our intellectual property with this unanimous jury verdict, which is a clear vindication of the strength of our patented technologies” said Richard MacPherson, Chief Executive Officer of ME2C Environmental. “This verdict is an important outcome in protecting our market position in mercury emissions at coal-fired power plants against infringing entities and falls on the heels of the previous settlement reached with the Arthur J. Gallagher and DTE Energy group of defendants in November 2023.”

About ME2C® Environmental

ME2C Environmental is a leading environmental technologies company developing and delivering patented and proprietary solutions to the global power industry. ME2C’s leading-edge mercury emissions technologies and services have been shown to achieve emissions removal at a significantly lower cost and with less operational impact than currently used methods, while maintaining and/or increasing power plant output and preserving the marketability of byproducts for beneficial use. ME2C Environmental is a trade name of Midwest Energy Emissions Corp. For more information, please visit http://www.me2cenvironmental.com/.

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Safe Harbor Statement

With the exception of historical information contained in this press release, content herein may contain "forward-looking statements" that are made pursuant to the Safe Harbor Provisions of the U.S. Private Securities Litigation Reform Act of 1995 or forward-looking information under applicable Canadian securities laws (collectively, "forward-looking statements"). Forward-looking statements are generally identified by using words such as "anticipate," "believe," "plan," "expect," "intend," "will," and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Investors are cautioned that forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the statements made. Matters that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss of major customers; dependence on availability and retention of key suppliers; changes, or lack of changes, in environmental regulations; risks related to advancements in technologies; lack of diversification in the Company’s business; risks related to intellectual property, including the ability to protect intellectual property and success with any patent litigation; competition risks; changes in demand for coal as a fuel source for electricity production; ability to retain key personnel; absence of a liquid public market for our common stock; share price volatility; and, the potential that dividends may never be declared. In addition, this release contains time-sensitive information that reflects management’s best analysis only as of the date of this release. ME2C Environmental does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this release. Further information concerning issues that could materially affect financial performance or other forward-looking statements contained in this release can be found in ME2C Environmental’s periodic filings with the Securities and Exchange Commission or Canadian securities regulators.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

ME2C Environmental Contact:

Stacey Hyatt

Corporate Communications

ME2C Environmental

Main: 614-505-6115 x-1001

Direct: 404-226-4217

shyatt@me2cenvironmental.com

Investor Relations Contact:

Jessica Butt

IR Representative

Adelaide Capital

Direct: 416-844-6202

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